Exhibit 99.17

PLEDGE SUPPLEMENT

March 25, 2014

This PLEDGE SUPPLEMENT is delivered by Accrete Monitoring, Inc. (formerly Global Microseismic Services, Inc.), a Texas corporation, and Global Geophysical EAME, Inc. (formerly GGS Lease Co., Inc.), a Texas corporation (together, the “Grantors” and each, a “Grantor”), pursuant to (i) that certain Pledge and Security Agreement, dated as of September 30, 2013 (as it may be from time to time amended, restated, modified or supplemented, the “Security Agreement”), among the Grantors named therein, and TPG SPECIALTY LENDING, INC., as the Collateral Agent and (ii) Section 5.1(n) of the Financing Agreement referred to therein (the “Financing Agreement”).  Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

Each Grantor hereby confirms the grant to the Collateral Agent set forth in the Security Agreement of, and does hereby grant to the Collateral Agent, a security interest in all of such Grantor's right, title and interest in and to all Collateral to secure the Secured Obligations, in each case whether now or hereafter existing or in which such Grantor now has or hereafter acquires an interest and wherever the same may be located.  Each Grantor represents and warrants that the attached Supplements to Schedules accurately and completely set forth all additional information required pursuant to the Security Agreement and to Section 5.1(n) of the Financing Agreement and hereby agrees that such Supplements to Schedules shall constitute part of the Schedules to the Security Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each Grantor has caused this Pledge Supplement to be duly executed and delivered by its duly authorized officer as of the first date written above.

GLOBAL GEOPHYSICAL EAME, INC.
(formerly GGS Lease Co., Inc.)

By:  /s/ SEAN M. GORE___________________
Name: Sean M. Gore
Title: Senior Vice President and Chief Financial Officer

ACCRETE MONITORING, INC.
(formerly Global Microseismic Services, Inc.)

By:   /s/ SEAN M. GORE________________
Name:  Sean M. Gore
Title: Senior Vice President and Chief Financial Officer

Signature page to Pledge Supplement

SUPPLEMENT TO SCHEDULE 4.1

TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

(A)
Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person) and Organizational Identification Number of each Grantor:

Full Legal Name	Type of Organization	Jurisdiction of Organization	Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person)	Organization I.D.#
Global Geophysical EAME, Inc.	Corporation	Texas	13927 South Gessner Road Missouri City, TX 77489	801330340
Accrete Monitoring, Inc.	Corporation	Texas	13927 South Gessner Road Missouri City, TX 77489	801304041

(C)
Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business (or Principal Residence if Grantor is a Natural Person) and Corporate Structure within past five (5) years:

Name of Grantor	Date of Change	Description of Change
Accrete Monitoring, Inc.	3/12/2014	Name Change from Global Microseismic Services, Inc. to Accrete Monitoring, Inc.
Global Geophysical EAME, Inc.	3/3/2014	Name Change from GGS Lease Co., Inc. to Global Geophysical EAME, Inc.
Global Geophysical EAME, Inc.	10/17/2013	Name Change from Paisano Lease Co., Inc. to GGS Lease Co., Inc.
Global Geophysical EAME, Inc.	10/25/2010	Name Change from Paisano Lease Company Acquisition Corp. to Paisano Lease Co., Inc.
Accrete Monitoring, Inc.	9/22/2010	Name Change from Global Microseismic, Inc. to Global Microseismic Services, Inc.

Supplement to Schedule 4.1

(E)	Financing Statements:

Name of Grantor	Filing Jurisdiction
Accrete Monitoring, Inc.	Texas
Global Geophysical EAME, Inc.	Texas

Supplement to Schedule 4.1

SUPPLEMENT TO SCHEDULE 4.4
TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

(A)

Grantor	Issuer	Type of Entity and Country of Issuer	Cert. No. (if applicable)	% of Outstanding Interest of the Issuer Owned by Grantor	% of the Interest owned by the Grantor being Pledged	No. of Shares Pledged (if applicable)
Global Geophysical Services, Inc.	Global Geophysical EAME, Inc. (formerly GGS Lease Co., Inc.)	Corporation (Texas)	5	100%	100%	10,000 shares
Global Geophysical Services, Inc.	Accrete Monitoring, Inc. (formerly Global Microseismic Services, Inc.)	Corporation (Texas)	3	100%	100%	1,000 shares

Deposit Accounts1:

Company	Bank or Broker	Address	Account No.	Account Type
Global Geophysical EAME, Inc. (formerly GGS Lease Co., Inc.)	Bank of America	Bank of America 100 33rd Street W New York, New York	488032922176	Lease
Global Geophysical EAME, Inc. (formerly GGS Lease Co., Inc.)	Wells Fargo	Wells Fargo Bank 1300 Post Oak Blvd Suite 150 Houston, TX 77056	9043440404	Operating
Accrete Monitoring, Inc. (formerly Global Microseismic Services, Inc.)	Bank of America	Bank of America 100 33rd Street W New York, New York	488032919590	Payments to Microseismic

  1 Name changes are being processed by the depositary bank.

Supplement to Schedule 4.4

SUPPLEMENT TO SCHEDULE 4.7
TO PLEDGE AND SECURITY AGREEMENT

INTELLECTUAL PROPERTY

C and D. Patents and Patent Licenses:

Company	Country	Title	Application or Patent No.	Filing Date	Issue Date
Accrete Monitoring, Inc. (formerly Global Microseismic Services, Inc.)	USA	Method for 4D Permeability Analysis of Geologic Fluid Reservoirs	6,389,361		05/14/02
Accrete Monitoring, Inc. (formerly Global Microseismic Services, Inc.)	USA	Method and Apparatus for Imaging Permeability Pathways of Geologic Fluid Reservoirs Using Seismic Emission Tomography	7,127,353		10/24/06
Accrete Monitoring, Inc. (formerly Global Microseismic Services, Inc.)	USA	Methods, Devices, and Components for Securing or Coupling Geophysical Sensors to a Borehole	13/302,718	11/22/11
Accrete Monitoring, Inc. (formerly Global Microseismic Services, Inc.)	USA	Method for Imaging Microseismic Events Using an Azimuthally-Dependent Focal Mechanism	13/277,178	10/01/11
Accrete Monitoring, Inc. (formerly Global Microseismic Services, Inc.)	USA	Fracture Imaging Methods Employing Skeletonization of Seismic Emission Tomography	13/070,442	03/23/11

Supplement to Schedule 4.7

Company	Country	Title	Application or Patent No.	Filing Date	Issue Date
Accrete Monitoring, Inc. (formerly Global Microseismic Services, Inc.)	USA	Using a Drill Bit as a Seismic Source for SET Velocity Analysis	13/302,009	11/22/11
Accrete Monitoring, Inc. (formerly Global Microseismic Services, Inc.)	USA	Tomographic Imaging of Fracture-Fault Permeability Zones during Drilling Operations	13/345,646	01/06/12
Accrete Monitoring, Inc. (formerly Global Microseismic Services, Inc.)	USA	Microseismic Data Acquisition Array and Corresponding Method	13/277,189	10/19/11
Accrete Monitoring, Inc. (formerly Global Microseismic Services, Inc.)	USA	Methods, Systems and Devices for Near-Well Fracture Monitoring Using Tomographic Fracture Imaging Techniques	13/831,591	03/15/13
Accrete Monitoring, Inc. (formerly Global Microseismic Services, Inc.)	USA	Method for Assessing the Effectiveness of Modifying Transmissive Networks of Natural Reservoirs	13/831,619	03/15/13
Accrete Monitoring, Inc. (formerly Global Microseismic Services, Inc.)	USA	Method for Assessing the Effectiveness of Modifying Transmissive Networks of Natural Reservoirs	61/778,358	03/12/13
Accrete Monitoring, Inc. (formerly Global Microseismic Services, Inc.)	Canada	Method for 4D Permeability Analysis of Geologic Fluid Reservoirs	CA 2347435		07/31/2007

Supplement to Schedule 4.7

Company	Country	Title	Application or Patent No.	Filing Date	Issue Date
Accrete Monitoring, Inc. (formerly Global Microseismic Services, Inc.)	Canada	Method and Apparatus for Imaging Permeability Pathways of Geologic Fluid Reservoirs Using Seismic Emission Tomography	CA 2620819	08/26/2005
Accrete Monitoring, Inc. (formerly Global Microseismic Services, Inc.)	Japan	Method for 4D Permeability Analysis of Geologic Fluid Reservoirs	JP 4509382		05/14/2010
Accrete Monitoring, Inc. (formerly Global Microseismic Services, Inc.)	Mexico	Fracture Imaging Methods Employing Skeletonization of Seismic Emission Tomography	MX/a/2012/003553	02/07/2012

E and F. Trademarks and Trademark Licenses:

Company	Country	Trademark	Application or Registration No.	Filing Date	Registration Date
Accrete Monitoring, Inc. (formerly Global Microseismic Services, Inc.).	USA	GLOBAL MICROSEISMIC SERVICES	3930326	N/A	03/08/2011

Supplement to Schedule 4.7